UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2004

CAPITOL CITY BANCSHARES, INC.

(Exact name of Registrant as Specified in its Charter)

GEORGIA	000-25227	58-2452995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

562 LEE STREET, SW

ATLANTA, GA 30310

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: 404-752-6067

CAPITOL CITY BANCSHARES, INC.

FORM 8-K

ITEM	4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On May 18, 2004, the Board of Directors selected Nichols, Cauley & Associates, LLC as the Registrant’s new independent auditors. Nichols, Cauley & Associates, LLC has been engaged to audit the Registrant’s financial statements for the years ended December 31, 2004, 2005 and 2006.

The Registrant’s previous independent auditors, Mauldin & Jenkins, LLC have been notified of the change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

CAPITOL CITY BANCSHARES, INC.

Date: May 24, 2004	By:	/s/ George G. Andrews

George G. Andrews President/CEO